                                                                Exhibit 11(a)



                           COOPERS & LYBRAND L.L.P.


                     CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
 The Galaxy Fund:


    We hereby consent to the following with respect to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-4806) under the Securities Act of 1933, as amended, of The Galaxy Fund:

    1. The incorporation by reference of our report dated December 8, 1995 accompanying the financial statements of the Money Market Fund, Government Fund, Tax-Exempt Fund and U.S. Treasury Fund (four series of The Galaxy Fund) as of October 31, 1995 into the Statement of Additional Information.

    2. The incorporation by reference of our report dated December 8, 1995 accompanying the financial statements of the Institutional Treasury Money Market Fund (one series of The Galaxy Fund) as of October 31, 1995 into the Statement of Additional Information.

    3. The incorporation by reference of our report dated December 8, 1995 accompanying the financial statements of the Asset Allocation Fund, Equity Income Fund, Equity Value Fund, Equity Growth Fund, Small Company Equity Fund and International Equity Fund (six series of the Galaxy
        Fund) as of October 31, 1995 into the Statement of Additional
        Information.

    4. The incorporation by reference of our report dated December 8, 1995 accompanying the financial statements of the Short-Term Bond Fund, Intermediate Government Income Fund, Corporate Bond Fund and High Quality Bond Fund (four series of The Galaxy Fund) as of October 31, 1995 into the Statement of Additional Information.

    5. The incorporation of our report dated December 8, 1995 accompanying the financial statements of the Tax-Exempt Bond Fund, New York Municipal Bond Fund,

        Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund (five series of The Galaxy Fund) as of October 31, 1995 into the Statement of Additional Information.

    6. The reference to our firm under the heading "Financial Highlights" in the Prospectus.

    7. The reference to our firm under the heading "Auditors" in the Statement of Additional Information.




Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
February 28, 1995